UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005 (September 9,2004)




                                   BW ACQUISITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





Nevada                                               94-3377540
(State or other jurisdiction of                   (I.R.S. Employer
 Incorporation or organization)                   Identification No.)

2765 Wrondel Way, #1
Reno, NV                                            89502
(Address of Principal Executive Office)           (Zip Code)

                            (760) 732-5868
                      (Issuer's Telephone Number)


                  1000 G Street 2nd Floor, Sacramento, CA 95814
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)


---------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business

     On September 9, 2004, the Company acquired Univative Concepts, Inc. a Nevada corporation ("Univative") through a share exchange and reorganization (the "Acquisition"), and acquired (i) all of the issued and outstanding shares of common stock of Univative in exchange for an aggregate of 1,000,000 shares of authorized, but theretofore unissued, shares of commonstock, $0.001 par value, of the Company(ii) constituting approximately 23% of the capital stock of the Company. Total shares outstanding subsequent to the acquisition are 4,400,000. As a result of this transaction, Univative becomes a wholly owned subsidiary of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     (c) Effective on September 9, 2004 and upon the Acquisition The following person became the secretary, chief financial officer and director of the Company. Prior to the Acquisition, such person had no relationship with the Company.

Name                 Age    Position
------------------- ----- -----------------------------------------------------
David Funderburk     52     Secretary, Chief Financial Officer and Director


David Funderburk, secretary, chief financial officer and director.Mr. Funderburk graduated from the University of San Diego with a Masters Degree and began his business career analyzing a nd developing training programs for the U.S. Government. He then began building custom homes in San Diego County as a general contractor and owner of North County Domes, after which he became an independent real estate consultant and investor. Since 1984 he has applied his study of contract and business law towards developing business strategies for clients. Mr. Funderburk is currently the President of Perigee Holdings,Inc., a California real estate development company. For the past year he has been the President and secretary treasurer of Univative Concepts, Inc., a company specializing in the marketing and sales of unique product lines.

Section 9 - Financial Statements and Exhibits

The  Companys   audited  financial  statements  reflecting  the  acquisition  of
Univative Concepts, Inc. will be reflected in the Companys    September 30, 2004
FORM 10-KSB which will be filed within two days of this report.

The following documents are filed as a part of this report:

(c ) Exhibits

2.1 - Stock Purchase Agreement

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                                   SIGNATURES


In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BW ACQUISITION, INC.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)

                       By: /s/ Roger E. Pawson
                           ------------------------------------------
                           Roger E. Pawson, President and Director


                       By: /s/ David Funderburk
                           ------------------------------------------
                           David Funderburk, Secretary, Treasurer
                                             and Director

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